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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 30, 2003


           CWMBS, INC., (as depositor under the Pooling and Servicing
             Agreement, dated as of April 1, 2003, providing for the
            issuance of the Alternative Loan Trust 2003-6T2, Mortgage
                   Pass-Through Certificates, Series 2003-16).

                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

     Delaware                         333-103029                95-4449516
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
       of Incorporation)             File Number)           Identification No.)


4500 Park Granada
Calabasas, California                                91302
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

        5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1 Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1).

        23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
        5.1 and 8.1).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CWMBS, INC.



                                                         By: /s/ Darren Bigby
                                                            ----------------
                                                         Darren Bigby
                                                         Vice President


Dated:  April 30, 2003

                                  Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1  Legality Opinion of Sidley Austin Brown & Wood LLP                   5

8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
     Exhibit 5.1)                                                         5

23.1 Consent of Sidley  Austin  Brown & Wood LLP  (included  in
     Exhibits 5.1 and 8.1)                                                5